Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in this Current Report on Form 8-K (this “Form 8-K”) and, if not defined in this Form 8-K, the Original Report.

Introduction

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, and year ended March 31, 2022, gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2022, and year ended March 31, 2022, give pro forma effect to the Business Combination as if it had occurred as of April 1, 2021. This information should be read together with Earth Science Tech, Inc. (“ETST”) audited financial statements for the year ended March 31, 2022 and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ETST for the year ended March 31, 2022 included incorporated by reference into this Form 8-K, and PEAK S CURATIVE, LLC’S (“PEAKS”) audited financial statements for the year ended September 30, 2022 and related notes and RXCOMPOUNDSTORE.COM, LLC (“RXCOMPOUND”) , included in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2022, has been prepared using the following:

●	ESTE’s audited historical balance sheet as of March 31, 2022, incorporated by reference into this Form 8-K.
●	PEAK’s audited historical balance sheet as of September 30, 2022, included in this Form 8-K.
●	RXCOMPOUND’s unaudited historical balance sheet as of September 30, 2022, included in this Form 8-K.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2022, and year ended March 31, 2022, has been prepared using the following:

●	ETST’s audited historical consolidated statement of operations for the year ended March 31, 2022, incorporated by reference into this Form 8-K.; and
●	PEAK’s audited historical statement of operations for the year ended September 30, 2022 (1st year of operations), included in this Form 8-K.
●	RXCOMPOUND’s unaudited historical statement of operations for the year ended September 30, 2022, and March 31, 2022, included in this Form 8-K.

Description of the Transactions

On November 8, 2022, Earth Science Tech, Inc. (“the Company”) acquired Peaks Curative, LLC. (“LLC”) a Florida limited liability company (“PEAKS”), and RxCompoundStore.com, LLC. (“RXCOMPOUND”). for 53,700,000 restricted shares of the Company’s common stock, and the assumption of certain indebtedness of PEAKS and RXCOMPOUND. PEAKS had one managing member, Mario G. Tabraue, who created the LLC and established the company’s brand and website, who was appointed to the Company as its President and a board of directors’ member on November 3, 2021, as part of a definitive agreement to be acquired by the Company. Pursuant to the definitive agreement the Company set terms for the transaction that was subsequently settled on November 8, 2022, for 53,700,000 of the Company’s restricted common stock along with the PEAKS sister company, RxCompoundStore.com, LLC. (“RXCOMPOUND”). The shares issued consummated a merger, presently having the Company’s owned 100% by ETST

Accounting for the Merger

The Merger will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, PEAKS AND RXCOMPOUND, who are the legal acquirers, will be treated as the “acquired” companies for financial reporting purposes and ETST will be treated as the accounting acquirer. This determination was primarily based on PEAKS and RXCOMPOUND having a majority of the voting power of the post-combination company, PEAKS and RXCOMPOUND’s senior management comprising substantially all of the senior management of the post-combination company, the relative size of PEAKS and RXCOMPOUND combined compared to ETST, and PEAKS and RXCOMPOUND operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of a capital transaction in which ETST is issuing stock for the net assets of PEAKS and RXCOMPOUND. The net assets of PEAKS and RXCOMPOUND will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger will be those of ETST.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. ETST, PEAKS and RXCOMPOUND did not have any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

EARTH SCIENCES TECH , INC. & SUBSIDIARIES

PRO FORMA CONDENSED COMBINED BALANCE SHEETS (Unaudited)

	SEPTEMBER 30,2022						MARCH 31. 2022
	EARTH SCIENCES TECH INC. (Public Co.) Accounting Acquiror	PEAKS CURATIVE LLC (Private Co.) Accounting Acquiree	RX COMPOUND STORE.COM LLC (Private Co.) Accounting Acquiree		Merger Adjustments	Pro Forma Combined	EARTH SCIENCES TECH INC. (Public Co.) Accounting Acquiror	PEAKS CURATIVE LLC (Private Co.) Accounting Acquiree	RX COMPOUND STORE.COM LLC (Private Co.) Accounting Acquiree		Merger Adjustments	Pro Forma Combined
ASSETS

CURRENT ASSETS:
Cash	$1,205	$545	$7,029			$8,779	$26,942	$545	6,195			$33,137
Inventory	-		6,939			6,939	-		6,939			6,939
Other current assets	-		37,824			37,824	-		9,750			9,750
TOTAL CURRENT ASSETS	1,205	545	51,791			53,541	26,942	545	22,883			49,825

OTHER ASSETS
Due from RxCompound	303,057	-0	-0	bb	(303,057)	-	25,000	-	-	bb	(25,000)	-
Prepaid acquisition costs	51,500	-0	-0			51,500	25,000	-	-			25,000
TOTAL OTHER ASSETS	354,557	-0	-0			51,500	50,000	-0	-0			25,000

PROPERTY AND EQUIPMENT, net	-	-	-			-	-	-	-			-

INTANGIBLE ASSET, NET	-0	17,806	134,867			152,673	-0	19,209	134,867

	$355,762	$18,351	$186,658		(303,057)	$257,714	$76,942	$19,754	$157,750		(25,000)	$74,825

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$357,397	$-	$21,393			$378,790	$611,784	$-	$13,598			$625,382
Current portion of Notes payable	820,000	-	-0			820,000	406,838	-	-			406,838
Government Loans	111,752	-	-0			111,752	138,550	-	-			138,550
Loan payable	50,000	-	-0		-0	50,000	50,000	-	-			50,000
Notes Payable - Related Parties	88,505	-	-0			88,505	87,402	-	-			87,402
Due to ETST	-	-	192,694	bb	(192,694)	-	-	-	23,105	bb	(23,105)	-
Due to RX	110,363	-		bb	(110,363)	-	1,895	-		bb	(1,895)
Other current liabilities	845,318	-	-0			845,318	585,886	-0	-			585,886
TOTAL CURRENT LIABILITIES	2,383,335	-0	214,087			2,294,365	1,882,355	-0	36,703			1,894,058

NON-CURRENT LIABILITIES
Notes payable	-	-	178,600			178,600	-	-	178,600			178,600
TOTAL NON-CURRENT LIABILITIES	-	-	178,600			178,600	-0	-0	178,600			178,600

TOTAL LIABILITIES	2,383,335	-0	392,687			2,472,965	1,882,355	-	215,303			2,072,658

STOCKHOLDERS’/MEMBERS’ EQUITY (DEFICIT):
Preferred stock	1,000	-0	-0			1,000	-		-			-
Common stock	59,053	-0	-0	aa	53,700	112,753	53,853		-	aa	53,700	107,553
Common Units		30,217	14,035	aa	(44,252)	-		21,867	14,535	aa	(36,401)
Additional paid-in capital	28,264,452	-0	-0	aa	(241,378)	28,023,074	28,264,452	-0	-	aa	(41,499)	28,222,953
Accumulated earnings (deficit)	(30,352,078)	(11,866)	(220,064)	aa	231,930	(30,352,078)	(30,123,718)	(2,113)	(72,088)	aa	74,201	(30,121,605)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(2,027,573)	18,351	(206,030)			(2,215,251)	(1,805,413)	19,754	(57,553)			(1,791,099)

	$355,762	$18,351	$186,657		(303,057)	$257,715	$76,942	$19,754	$157,750		25,000	$281,559

See accompanying notes to the Unaudited Pro Forma Comdensed Combined Financial Information

EARTH SCIENCES TECH, INC. & SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)

	SIX MONTHS ENDED SEPTEMBER 30,2022						YEAR ENDED MARCH 31, 2022
	EARTH SCIENCES TECH INC. (Public Co.) Accounting Acquiror	PEAKS CURATIVE LLC (Private Co.) Accounting Acquiree	RX COMPOUND STORE.COM (Private Co.) Accounting Acquiree		Merger Adjustments	Pro Forma Combined	EARTH SCIENCES TECH INC. (Public Co.) Accounting Acquiror	PEAKS CURATIVE LLC (Private Co.) Accounting Acquiree	RX COMPOUND STORE.COM (Private Co.) Accounting Acquiree		Merger Adjustments	Pro Forma Combined

REVENUES

Net Sales	$-	$1,134	$216,498			$217,632	$14,123	$-	$256,176			$270,299
TOTAL REVENUES

COST OF REVENUES	-	398	99,412			99,810	22,639	-	47,738			70,377

GROSS PROFIT	-	736	117,087			117,823	(8,516)	-	208,439			199,923

OPERATING EXPENSES
Sales and Marketing		544	-			544	3,655	381	-			4,036
General and administrative	246,160	12,058	305,325			563,543	207,035	1,173	195,256			403,464
Litigation expense	522,925	-	-			522,925	7,500	-	-			7,500
	769,085	12,602	305,325			1,087,012	218,190	1,554	195,256			415,000

INCOME (LOSS) FROM OPERATIONS	(769,085)	(11,866)	(188,238)			(969,189)	(226,706)	(1,554)	13,183			(215,077)

OTHER INCOME (EXPENSE)
Interest expense	(17,300)	-	(998)			(18,298)	(50,043)	-	(579)			(50,622)
Other income (expense)	558,025	-	(149)			557,876	3,450,009	-	(96,223)			3,353,786

TOTAL OTHER INCOME (EXPENSE)	540,725	-	(1,147)			539,578	3,399,966	-	(96,803)			3,303,163

NET INCOME (LOSS)	$(228,360)	$(11,866)	$(189,385)			$(429,611)	$3,173,260	$(1,554)	$(83,620)			$3,088,086

Common stock/units outstanding	59,051,966	1,000	-	aa	(1,000)	59,051,966	53,851,966	1,000	-	aa	(1,000)	53,851,966
Common stock issued in merger	-			aa	53,700,000	53,700,000	-			aa	53,700,000	53,700,000
Total common stock /units outstanding	59,051,966	1,000	-			112,751,966	53,851,966	1,000	-			107,551,966
NET LOSS PER SHARE	$(0.0039)					$(0.0038)	0.0589					$0.0287

See accompanying notes to the Unaudited Pro Forma Comdensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

aa	Reflects the recapitalization of PEAKS and RXCOMPOUND through (i) the exchange of 100% of the common units of PEAKS and RXCOMPOUND for 53,700,000 shares of common stock of ETST public stock on a 1:1 exchange basis, (ii) the elimination of the historical retained earnings of PEAKS and RXCOMPOUND.

bb	Reflects the settlement of the outstanding loans receivable/loans payable between ETST, PEAKS and RXCOMPOUND upon the closing of the Merger.